117314244 CURALEAF HOLDINGS, INC. 2018 LONG-TERM INCENTIVE PLAN PERFORMANCE RESTRICTED STOCK UNIT AWARD Curaleaf Holdings, Inc. (the “Company”) has granted you an award of Performance Restricted Stock Units (hereinafter referred to as “PSUs”) (the “Award”) of the Company under the Curaleaf Holdings, Inc. 2018 Long-Term Incentive Plan (as amended from time to time, the “Plan”). The terms of the grant are set forth in the attached Performance Restricted Stock Unit Award Agreement (the “Agreement”). The following provides a summary of the key terms of the Award; however, you should read the entire Agreement along with the terms of the Plan, to fully understand the Award. SUMMARY OF GRANT Name: [[FIRSTNAME]] [[LASTNAME]] Date of Grant: [[GRANTDATE]] Performance Criteria: Vesting and settlement of the PSUs shall be conditional upon the achievement of the following performance criteria (the “Performance Criteria”) within the Performance Period set forth herein: Performance Measure Performance Weighting % Payout Scale Threshold 50% Target 100% Maximum 200% Fiscal [YEAR] Revenue (1) [ ]% Fiscal [YEAR] Adjusted EBITDA [ ]% Fiscal [YEAR] Operating Cash Flow [ ]% The number of PSUs earned are interpolated on a linear basis for performance between Threshold and Target, and between Target and Maximum. Performance Period: Fiscal [YEAR]

117314244 Vesting Schedule: As soon as possible following the approval of the Company’s annual audited consolidated financial statements for the fiscal year ending December 31, [YEAR] by the Board, the Compensation and Nominating Committee shall determine whether the Performance Criteria with respect to the PSUs has been met (such date, being the “PSU Vesting Determination Date”). Subject to the achievement of the Performance Criteria, and as adjusted based on the actual payout, the PSUs granted hereunder shall vest according to the following schedule (each such date, a “Vesting Date”):  One-third (1/3) on the PSU Vesting Determination Date;  One-third (1/3) on the first anniversary of the PSU Vesting Determination Date; and  One-third (1/3) on the second anniversary of the PSU Vesting Determination Date. Number of Performance Restricted Stock Units: [[SHARESGRATED]] The above is a summary description of certain provisions of the Agreement and is not intended to be complete. In the event any aspect of this summary conflicts with the terms of the Agreement, the terms of the Agreement shall govern.

117314244 CURALEAF HOLDINGS, INC. 2018 LONG-TERM INCENTIVE PLAN PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT This PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT (the “Agreement”), dated as of the Date of Grant set forth on the Summary of Grant set forth on the cover page hereof (the “Date of Grant”), is delivered by Curaleaf Holdings, Inc. (the “Company”) to the individual whose name is set forth on the Summary of Grant (the “Grantee”). RECITALS A. The Curaleaf Holdings, Inc. 2018 Long-Term Incentive Plan (as amended from time to time, the “Plan”) provides for the grant of share-based awards with respect to Subordinate Voting Shares of the Company, in accordance with the terms and conditions of the Plan. The Company has decided to make a Performance Restricted Stock Unit (hereinafter referred to as “PSUs” and which qualifies as “Performance Awards” under the Plan) award as an inducement for the Grantee to promote the best interests of the Company and its shareholders. B. The terms and conditions of the PSUs should be construed and interpreted in accordance with the terms and conditions of this Agreement and the Plan. The Plan is administered and interpreted by the Compensation and Nomination Committee of the Board of Directors of the Company (the “Board”) (or a subcommittee thereof), or such other committee of the Board (including, without limitation, the full Board) to which the Board has delegated power to act under or pursuant to the provisions of the Plan (the “Committee”). The Committee may delegate authority to one or more subcommittees as it deems appropriate. If a subcommittee is appointed, all references in this Agreement to the “Committee” shall be deemed to refer to the applicable subcommittee. Capitalized terms that are used but not defined herein shall have the respective meanings accorded to such terms in the Plan. NOW, THEREFORE, the parties to this Agreement, intending to be legally bound hereby, agree as follows: 1. Grant of PSUs. Subject to the terms and conditions set forth in this Agreement and the Plan, the Company hereby awards to the Grantee the number of PSUs set forth in the Summary of Grant on the cover page hereof. The Grantee accepts the PSUs and agrees to be bound by the terms and conditions of this Agreement and the Plan with respect to the award. 2. Vesting of Award/Payment of Shares. The PSUs shall vest according to the vesting schedule set forth on the Summary of Grant, subject to the determination by the Committee that the Performance Criteria have been achieved, provided that the Grantee’s period of Continuous Service (as defined herein) with the Company or an Affiliate (as defined herein) continues through the applicable Vesting Date. The PSUs represent a right to receive Subordinate Voting Shares, provided (and to the extent that) the Performance Criteria have been achieved and vesting requirements set forth in this Agreement have been satisfied. The number of PSUs that will vest on any Vesting Date shall be rounded to the nearest whole number.

117314244 3. Dividend Equivalents. On each dividend payment date for each cash dividend on the Subordinate Voting Shares, the Company will automatically grant the Grantee additional PSUs. All such additional PSUs shall be subject to the same vesting requirements applicable to the PSUs in respect of which they were credited and shall be settled in accordance with, and at the time of, settlement of the vested PSUs to which they are related. The number of PSUs to be credited shall equal the quotient, rounded to such fraction as may be determined by the Committee, determined by dividing (a) by (b), where “(a)” is the product of (i) the cash dividend payable per Subordinate Voting Share, multiplied by (ii) the number of unvested PSUs held by the Grantee as of the record date, and “(b)” is the Fair Market Value of a Subordinate Voting Share on the dividend payment date. If the Grantee’s vested PSUs have been settled after the record date but prior to the dividend payment date, any PSUs that would be credited pursuant to the preceding sentence shall be settled on or as soon as practicable after the dividend payment date. Accrued dividends attributed to PSUs that are forfeited shall also be forfeited. No fractional units shall be credited to the Grantee’s account. 4. No Shareholder Rights Prior to Settlement; Issuance of Certificates. The Grantee shall have no rights as a shareholder with respect to any Subordinate Voting Shares represented by the PSUs until the date of issuance of the Subordinate Voting Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if applicable. Except as set forth in Section 3 or otherwise required by the Plan, no adjustment shall be made for dividends, distributions, or other rights for which the record date is prior to the date, if any, that Subordinate Voting Shares are issued. 5. Withholding. All obligations of the Company under this Agreement shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. Notwithstanding any other provision of this Plan, all distributions, delivery of Subordinate Voting Shares or payments to the Grantee (or to the liquidator, executor or administrator, as the case may be, of the estate of the Grantee) under the Plan shall be made net of applicable taxes and source deductions (“Withholding Taxes”). If the event giving rise to the Withholding Taxes involves an issuance or delivery of Subordinate Voting Shares, then, the Withholding Taxes (and any applicable registration fee) may be satisfied by (a) having the Grantee elect to have the appropriate number of such Subordinate Voting Shares sold by the Company, the Company’s transfer agent and registrar or any trustee appointed by the Company, on behalf of and as agent for the Grantee as soon as permissible and practicable, with the proceeds of such sale being delivered to the Company, which will in turn remit such amounts to the appropriate governmental authorities, or (b) any other mechanism as may be required or appropriate to conform with local tax and other rules. Additionally, the Company may, in its sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to the Grantee’s PSUs by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to the Grantee by the Company (or any of its Affiliates); or (ii) causing the Grantee to tender a cash payment. It is the responsibility of the Grantee to complete and file any tax returns which may be required within the periods specified in applicable laws as a result of the Grantee’s participation in the Plan. The Company shall not be held responsible for any tax consequences to a Grantee as a result of the Grantee’s participation in the Plan and the Grantee shall, to the fullest extent permitted by applicable law, indemnify and save harmless the Company from and against any and all loss, liability, damage, penalty or expense (including legal expense),

117314244 which may be asserted against the Company or which the Company may suffer or incur arising out of, resulting from, or relating in any manner whatsoever to any tax liability in connection therewith. Furthermore, in the event the Company’s obligation to withhold arises prior to the delivery to the Grantee of Subordinate Voting Shares or it is determined after the delivery of Subordinate Voting Shares to the Grantee that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, the Grantee agrees to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount. 6. Clawback. As consideration for the PSUs, the Grantee hereby acknowledges and agrees that, in the sole discretion of the Board, all PSUs held by the Grantee and Subordinate Voting Shares delivered to the Grantee upon settlement of vested PSUs or the cash equivalent thereof, are subject to clawback and recapture in accordance with (a) the Company’s applicable clawback policies in effect from time to time, and (b) any applicable clawback or similar provisions in the Grantee’s employment agreement, in each case to the extent permitted by law. 7. Grant Subject to Plan Provisions. The Grantee acknowledges receipt of a copy of the Plan and hereby acknowledges and agrees that the PSUs are subject to the terms and conditions of the Plan, including all amendments to the Plan required by the Canadian Securities Exchange, any other stock exchange on which the securities of the Company are listed, or any other regulatory authority or otherwise consented to by the Grantee. The Plan contains additional provisions that apply to Restricted Stock Units and Performance Awards. In the event of any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of this Agreement shall govern. 8. No Employment or Other Rights. The grant of the PSUs shall not confer upon the Grantee any right to be retained by or in the employ or service of the Company (or any of its Affiliates) and shall not interfere in any way with the right of the Company (or any of its Affiliates) to terminate the Grantee’s employment or service at any time. The right of the Company (or any of its Affiliates) to terminate the Grantee’s employment or service at any time for any reason is specifically reserved. 9. Effect of Termination of Employment. By signing this Agreement, the Grantee further acknowledges and agrees that, upon the Grantee’s employment, office, directorship, or consulting, contracting or advisory agreement with the Company or an Affiliate being terminated for any reason, including for Cause, by way of resignation or following the Grantee becoming Permanently Disabled while employed by the Company or an Affiliate, or if the Grantee dies while employed by the Company or an Affiliate, then any unvested PSUs prior to the Date of Termination (as defined herein) shall immediately be forfeited and become null and void and all vested PSUs shall be settled by the Company promptly following the Grantee’s Date of Termination. 10. Definitions. For the purposes of this Agreement, the following definitions shall apply: (a) "Affiliate" shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

117314244 (b) "Cause", with respect to a Grantee: (i) has the meaning ascribed to such term (or words of like import), in any written employment agreement or other applicable written agreement in effect between the Grantee and the Company or an Affiliate that contains an enforceable contractual termination provision; or (ii) in the absence of such agreement (or where there is such an agreement but it does not contain an enforceable contractual termination provision or does not define “cause” (or words of like import), means: (A) an act or omission which is dishonest or fraudulent against the Company or an Affiliate, (B) a conviction of any charge involving moral turpitude, (C) a willful misconduct in the performance of the Grantee’s job responsibilities or material failure to adhere to legal policies of the Company or an Affiliate, (D) a material breach of the Company's or an Affiliate’s then-current corporation policies, procedures and rules, or (E) any other act or omission or series of acts or omissions that would, pursuant to applicable legislation or common law, permit the Company or an Affiliate to, without notice or payment in lieu of notice, terminate the Grantee’s employment. (c) “Continuous Service” means the period during which the Grantee actively renders services to the Company or an Affiliate, but shall exclude any period that follows or ought to have followed, as applicable, the later of: (i) the Grantee’s last day of actively rendering services to the Company or an Affiliate, or (ii) the end of the minimum notice of termination period that is required to be provided to an employee pursuant to applicable employment standards legislation (if any), whether that period arises from a contractual or common law right. For certainty, “Continuous Service” in the case of an Grantee who is an employee (including an employee who is an officer) shall be deemed to exclude any period of deemed employment in connection with a termination of employment, any period of notice of termination, any period of notice of resignation or payment in lieu of notice of termination or resignation whether pursuant to applicable law, contract or further to a judgment rendered by a tribunal of competent jurisdiction, as the case may be. (d) “Date of Termination” means the date on which the Grantee ceases to be eligible to receive Awards under the Plan as a result of the termination of his or her employment or engagement with the Company or an Affiliate, as the case may be, for any reason including death, Permanent Disability, termination for Cause or without Cause or resignation. For certainty, (i) in the event of the Grantee’s resignation, such date shall be the date on which such Grantee ceases to be a director, executive officer, employee or consultant of the Company or an Affiliate, (ii) in the event of the Grantee’s death or Permanent Disability, such date shall be the date of death or the date on which such Permanent Disability is established, as applicable, and (iii) in the event of the Grantee’s termination of employment, or position as director, executive or officer of the Company or an Affiliate, or consultant providing ongoing services to the Company and its Affiliates, the effective date of the termination as specified in the notice of termination provided to the Grantee by the Company or the Affiliate, as the case may be. (e) “Permanent Disability” has the meaning attributed to such term (or words of like import), in any written employment agreement or other similar agreement in effect between the Grantee and the Company, and if there is no defined term,

117314244 means the Grantee’s inability to substantially fulfil their duties on behalf of the Company as a result of illness or injury for a continuous period of nine (9) months or more or for an aggregate period of twelve (12) months or more during any consecutive twenty-four (24) month period, with the Grantee being unable to resume their duties on behalf of the Company or any Affiliate on a full-time basis at the expiration of such period. 11. Change of Control. In the event of a Change of Control (as defined below), the Board shall have the power, in its sole discretion, to modify the terms of the Plan, this Agreement and/or the Awards (including, for greater certainty, to cause the vesting or all unvested Awards) as they determine advisable to assist the Grantee to participate in any transaction leading to a Change of Control. For purposes of this Agreement, “Change of Control” means the happening, in a single transaction or in a series of related transactions, of any of the following events: (a) any transaction pursuant to which any Person or group of Persons acting jointly or in concert acquires the direct or indirect beneficial ownership of securities of the Corporation representing 50% or more of the aggregate voting power of all of the Company's then issued and outstanding securities entitled to vote in the election of directors of the Company, other than any such acquisition that occurs (A) upon the exercise or settlement of options or other securities granted by the Company under any of the Company's equity incentive plans; or (B) as a result of the conversion of the Multiple Voting Shares in the capital of the Company into Subordinate Voting Shares; (b) there is consummated an arrangement, amalgamation, merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such arrangement, amalgamation, merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not beneficially own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving or resulting entity in such amalgamation, merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving or resulting entity in such arrangement, amalgamation merger, consolidation or similar transaction, in each case in substantially the same proportions as their beneficial ownership of the outstanding voting securities of the Corporation immediately prior to such transaction; (c) the sale or other disposition of all or substantially all of the Company's assets to a Person other than a Person that was an Affiliate of the Corporation at the time of such sale or other disposition, other than a sale or other disposition to an entity, more than 50% of the combined voting power of the voting securities of which are beneficially owned by shareholders of the Company in substantially the same proportions as their beneficial ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, exchange, license or other disposition; provided that the sale other disposition of the Company’s assets to a Person that is not an Affiliate but which is consolidated in the Company’s financial statements shall not be considered to constitute a Change of Control; or

117314244 (d) the passing of a resolution by the Board or shareholders of the Company to substantially liquidate the assets of the Company or wind up the Company's business or significantly rearrange its affairs in one or more transactions or series of transactions or the commencement of proceedings for such a liquidation, winding-up or re-arrangement (except where such re-arrangement is part of a bona fide reorganization of the Company in circumstances where the business of the Company is continued and the shareholdings remain substantially the same following the re-arrangement). 12. Representations, Warranties and Acknowledgements. By accepting this Award, the Grantee represents, warrants and acknowledges: (a) The Award does not create any contractual or other right or expectation to receive additional grant(s) of PSUs or similar awards, or benefits in lieu of similar awards including without limitation during any common law period of reasonable notice of termination to which the Grantee may be entitled, even if they have been repeatedly awarded PSUs. (b) The Award is not compensation for services rendered and is an extraordinary item of compensation that is outside the scope of the Grantee’s employment agreement with the Company, whether written or oral; PSUs do not form an integral part of the Grantee’s compensation from employment, if applicable, and will not be counted for any purpose including relating to the calculation of any overtime, severance, resignation, redundancy or end of service payments, or any long-service awards, bonuses, pension or retirement income or similar payments. The Grantee expressly waives any claim on such basis. (c) Grantee further waives any eligibility to receive damages or payment in lieu of any terminated PSUs, Subordinate Voting Shares issued pursuant to PSUs, or any consideration in respect of the Award that would have vested or accrued during any contractual or common law reasonable notice of termination period that exceeds the minimum statutory notice of termination period under the applicable employment standards legislation (if any). (d) The Grantee acknowledges having received and read each of this Agreement and the Plan and agrees that all of the terms and conditions set forth in these documents including, without limitation, those terms, conditions and definitions set out in Sections 10 and 11 of this Agreement. 13. Delivery Subject to Legal Requirements. The obligation of the Company to deliver Subordinate Voting Shares shall be subject to the condition that if at any time the Board shall determine in its discretion that the listing, registration or qualification of the shares upon any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issue of shares, the shares may not be issued in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The issuance of Subordinate Voting Shares to the Grantee pursuant to this Agreement is subject to any applicable taxes

117314244 and other laws or regulations of the United States, or of any state or foreign jurisdiction having jurisdiction thereof. 14. Assignment and Transfers. The rights and interests of the Grantee under this Agreement are personal to the Grantee and may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Grantee, by will or by the laws of descent and distribution. In the event of any attempt by the Grantee to alienate, assign, pledge, hypothecate, or otherwise dispose of the PSUs or any right hereunder, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the PSUs by notice to the Grantee, and the PSUs and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and Affiliates. 15. Securities Laws. Unless the Subordinate Voting Shares issued upon vesting of the PSUs have been registered under the U.S. Securities Act of 1933 (the “Securities Act”), such Subordinate Voting Shares will be considered “Performance securities” under the Securities Act and may be subject to limitations on transfer imposed by applicable securities laws. Further, the certificates representing such Subordinate Voting Shares, and all certificates issued in exchange for or in substitution of any such certificates, will bear the following legend upon the original issuance of the Subordinate Voting Shares until the legend is no longer required under applicable requirements of the Securities Act or applicable state securities laws: “THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF IN THE UNITED STATES. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY OR SUCH OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.” 16. Applicable Law. The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of British Columbia, without giving effect to the conflict of laws provisions thereof. 17. Notice. Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of the Committee, and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the payroll of the Company, or to such other address as the Grantee may designate to the Company in writing. Any notice shall be delivered by hand, sent by telecopy, by email or enclosed in a properly sealed envelope addressed as stated above, deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service or Canada Post Corporation, as applicable. 18. Section 409A. This Agreement and the PSUs granted hereunder are intended to fit within the “short-term deferral” exemption from Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), as set forth in Treasury Regulation Section 1.409A-1(b) (4) or any successor provision, or to comply with, or otherwise be exempt from, Section 409A

117314244 of the Code. This Agreement and the PSUs shall be administered, interpreted and construed in a manner consistent with Section 409A of the Code. Each amount payable under this Agreement is designated as a separate identified payment for purposes of Section 409A of the Code. The payment of dividend equivalents under Section 3 of this Agreement shall be construed as earnings and the time and form of payment of such dividend equivalents shall be treated separately from the time and form of payment of the underlying PSUs for purposes of Section 409A of the Code. 19. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. Facsimile or other electronic transmission of any signed original document or retransmission of any signed facsimile or other electronic transmission will be deemed the same as delivery of an original. 20. Complete Agreement. Except as otherwise provided for herein, this Agreement and those agreements and documents expressly referred to herein embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Grantee. 21. Committee Authority. By entering into this Agreement the Grantee agrees and acknowledges that all decisions and determinations of the Committee shall be final and binding on the Grantee, his or her beneficiaries and any other person having or claiming an interest in the Award. 22. Time of the Essence. Time is of the essence of this Agreement. [Signature Page Follows]

117314244 [[SIGNATURE]] COMPANY: CURALEAF HOLDINGS, INC. Signature: By: Title: GRANTEE Signature: Print Name: [[FIRSTNAME]] [[LASTNAME]] Date: [[SIGNATURE_DATE]]